                               EXHIBIT (8)(a)(4)
                               -----------------

AMENDED SCHEDULE A TO PARTICIPATION AGREEMENTS BY AND BETWEEN VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS
  FUND III, FIDELITY DISTRIBUTORS CORPORATION, AND PFL LIFE INSURANCE COMPANY

                       Participation Agreement Addendum

                                  SCHEDULE A
                                  ----------
                                   Accounts
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among Variable Insurance Products Fund, Variable Insurance Products Fund II, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                                        Date of Resolutions of
                                                                                         Company's Board which
           Name of Contracts                         Name of Accounts                  established the Accounts
           -----------------                         ----------------                  ------------------------
    Fidelity Income Plus Individual                 Fidelity Variable                   August 24, 1979 (by an
       Variable Annuity Contracts                    Annuity Account                    affiliate subsequently
                                                                                        acquired by the Company)

   PFL Endeavor Individual and Group                 PFL Endeavor VA
       Variable Annuity Contracts                    Separate Account                      January 19, 1990


  PFL Endeavor Platinum Individual and               PFL Endeavor VA
    Group Variable Annuity Contracts                 Separate Account                      January 19, 1990


   PFL Retirement Builder Individual         PFL Retirement Builder Variable
       Variable Annuity Contracts                    Annuity Account                        March 29, 1996

    PFL Retirement Builder Immediate         PFL Retirement Builder Variable
       Variable Annuity Contracts                    Annuity Account                        March 29, 1996


  Portfolio Select Individual Variable       PFL Retirement Builder Variable
           Annuity Contracts                         Annuity Account                        March 29, 1996


    PFL Retirement Income Builder II         PFL Retirement Builder Variable
 Individual Variable Annuity Contracts               Annuity Account                        March 29, 1996


  Extra Individual and Group Variable               PFL Life Variable                     February 20, 1997
           Annuity Contracts                        Annuity Account C

  Access Individual and Group Variable              PFL Life Variable                     February 20, 1997
           Annuity Contracts                        Annuity Account D


  Select Advantage Individual Variable              PFL Life Variable                     February 20, 1997
           Annuity Contracts                        Annuity Account E


              Advantage V                       PFL Corporate Account One                  August 10, 1998


              PFL Variable                     PFL Variable Life Account A                   July 1, 1999
         Universal Life Policy


In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company                                    Variable Insurance Products Fund

By:               /s/ William L. Busler                       By:               /s/ Robert C. Pozen
         --------------------------------------------                  --------------------------------------------

Title:            President                                   Title:            Senior Vice President
         --------------------------------------------                  --------------------------------------------

Date:             February 28, 2000                           Date:             February 19, 2000
         --------------------------------------------                  --------------------------------------------


Fidelity Distributors Corporation                             Variable Insurance Products Fund II

By:               /s/ Kevin Kelly                             By:               /s/ Robert C. Pozen
         --------------------------------------------                  --------------------------------------------

Title:            Vice President                              Title:            Senior Vice President
         --------------------------------------------                  --------------------------------------------

Date:             February 19, 2000                           Date:             February 19, 2000
         --------------------------------------------                  --------------------------------------------

                       Participation Agreement Addendum

                                  SCHEDULE A
                                  ----------

                                   Accounts
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated March 21, 1997 among Variable Insurance Products Fund III, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                                       Date of Resolutions of
                                                                                       Company's Board which
           Name of Contracts                         Name of Accounts                 established the Accounts
           -----------------                         ----------------                 ------------------------
         Fidelity Income Plus                       Fidelity Variable                   August 24, 1979 (by an
          Individual Variable                       Annuity Account                     affiliate subsequently
           Annuity Contracts                                                           acquired by the Company)

      PFL Endeavor Individual and                   PFL Endeavor VA
         Group Variable Annuity                     Separate Account                       January 19, 1990
               Contracts

         PFL Endeavor Platinum                      PFL Endeavor VA
     Individual and Group Variable                  Separate Account                       January 19, 1990
          Annuity Contracts

        PFL Retirement Builder                    PFL Retirement Builder
          Individual Variable                    Variable Annuity Account                  March 29, 1996
          Annuity Contracts

       PFL Retirement Builder                     PFL Retirement Builder
    Immediate Variable Annuity                  Variable Annuity Account                   March 29, 1996
          Contracts

    Portfolio Select Individual                    PFL Retirement Builder
     Variable Annuity Contracts                   Variable Annuity Account                 March 29, 1996


       PFL Retirement Income                       PFL Retirement Builder
   Builder II Individual Variable                 Variable Annuity Account                 March 29, 1996
         Annuity Contracts

     Extra Individual and Group                      PFL Life Variable                     February 20, 1997
     Variable Annuity Contracts                      Annuity Account C

          Access Individual and Group                PFL Life Variable                   February 20, 1997
          Variable Annuity Contracts                 Annuity Account D


          Select Advantage Individual                PFL Life Variable                   February 20, 1997
          Variable Annuity Contracts                 Annuity Account E


              Advantage V                       PFL Corporate Account One                  August 10, 1998


              PFL Variable                     PFL Variable Life Account A                   July 1, 1999
         Universal Life Policy


In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company                                    Variable Insurance Products Fund III

By:               /s/ William L. Busler                       By:               /s/ Robert C. Pozen
         --------------------------------------------                  ------------------------------------

Title:            President                                   Title:            Senior Vice President
         --------------------------------------------                  ------------------------------------

Date:             February 28, 2000                           Date:             February 19, 2000
         --------------------------------------------                  ------------------------------------


Fidelity Distributors Corporation

By:               /s/ Kevin Kelly
         --------------------------------------------

Title:            Vice President
         --------------------------------------------

Date:             February 19, 2000
         --------------------------------------------